UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742 and 811-07885

Name of Fund:   BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of

            Quantitative Master Series LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Equity

            Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC, 55 East

            52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 –	Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Index Equity Portfolio  |  of BlackRock FundsSM

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2012	BlackRock Index Equity Portfolio

Investment Objective

BlackRock Index Equity Portfolio’s (the “Portfolio”), a series of BlackRock FundsSM (the “Fund”), investment objective is to match the performance of the Standard & Poor’s (“S&P”) 500® Index as closely as possible before the deduction of Portfolio expenses.

Portfolio Management Commentary

•	On May 16, 2012, the Board of Trustees of the Fund (the “Board”) approved a plan of reorganization whereby BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”), will acquire substantially all of the assets and assume certain stated liabilities of the Portfolio in exchange for newly issued shares of the Acquiring Fund (the “Reorganization”). The Reorganization is subject to shareholder approval by the Portfolio’s shareholders and certain other conditions. On November 9, 2012, the Portfolio’s shareholders approved the Reorganization. The Reorganization remains contingent on the completion of the reorganization of Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC, with the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio (the “Master Reorganization”). The Master Reorganization is not expected to close until the reorganization of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., with the Acquiring Fund (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the Board will consider other options, including whether to proceed with the Reorganization or other alternatives. If the S&P 500 Fund Reorganization is approved, each reorganization is expected to contemporaneously close in 2013.

How did the Portfolio perform?

•	For the 12 months ended December 31, 2012, the Portfolio’s Institutional Shares returned 15.81%, while the benchmark S&P 500® Index returned 16.00%. For the same period, the Portfolio’s Service, Investor A, Investor B and Investor C Shares returned 15.62%, 15.54%, 14.57% and 14.63%, respectively. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing 75% of NYSE market capitalization and 30% of NYSE issues.

•	Returns for the Portfolio’s respective share classes differ from the benchmark index based on individual share-class expenses. The Portfolio invests all of its assets in the Series.

Describe the market environment.

•	Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the ECB implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

•	A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. US equities gave back half of their year-to-date gains by the end of May.

•	As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance, along with growing hopes for additional central bank stimulus, overshadowed concerns about the dreary economic landscape and US stocks continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

•	Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, US stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

Describe recent portfolio activity.

•	During the period, as changes were made to the composition of the S&P 500® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees. Institutional Shares do not have a sales charge.

[2]	The Portfolio currently invests all of its assets in the Series. The Series’ investments are allocated among common stocks in approximately the same weightings as the S&P 500® Index.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.86%	15.81%	N/A	1.54%	N/A	6.98%	N/A
Service	5.79	15.62	N/A	1.33	N/A	6.71	N/A
Investor A	5.73	15.54	12.08%	1.29	0.68%	6.66	6.33%
Investor B	5.30	14.57	10.07	0.48	0.09	5.99	5.99
Investor C	5.31	14.63	13.63	0.48	0.48	5.82	5.82
S&P 500® Index	5.95	16.00	N/A	1.66	N/A	7.10	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,058.60	$0.93	$1,000.00	$1,024.24	$0.92	0.18%
Service	$1,000.00	$1,057.90	$1.71	$1,000.00	$1,023.48	$1.68	0.33%
Investor A	$1,000.00	$1,057.30	$2.12	$1,000.00	$1,023.08	$2.08	0.41%
Investor B	$1,000.00	$1,053.00	$6.24	$1,000.00	$1,019.04	$6.14	1.21%
Investor C	$1,000.00	$1,053.10	$6.04	$1,000.00	$1,019.24	$5.94	1.17%

[5]	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Portfolio invests significantly in the Series, the expense example reflects the net expenses of both the Portfolio and the Series in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	5

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 3.00% and a service fee of 0.15% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•	Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.

Investor B and C Shares are closed to all investors. Institutional, Service and Investor A Shares are closed to new investors but are open to existing investors for additional purchases.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio’s administrator waived a portion of its fee. Without such waiver, the Portfolio’s returns would have been lower.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Portfolio expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Derivative Financial Instruments

The Series may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Series’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment, may result in lower dividends paid to shareholders or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Series’ Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	7

Statement of Assets and Liabilities	BlackRock Index Equity Portfolio

December 31, 2012

Assets
Investments at value — Master S&P 500 Index Series (cost — $466,829,156)	$527,979,743
Withdrawals receivable from the Series	9,583,781
Capital shares sold receivable	2,426,901
Prepaid expenses	10,598

Total assets	540,001,023

Liabilities
Capital shares redeemed payable	12,010,682
Service and distribution fees payable	60,597
Administration fees payable	43,438
Officer’s fees payable	388
Other accrued expenses payable	230,528

Total liabilities	12,345,633

Net Assets	$527,655,390

Net Assets Consist of
Paid-in capital	$66,895,070
Undistributed net investment income	249,295
Accumulated net realized gain allocated from the Series	399,360,438
Net unrealized appreciation/depreciation allocated from the Series	61,150,587

Net Assets	$527,655,390

Net Asset Value
Institutional — Based on net assets of $262,342,137 and 9,575,719 shares outstanding, unlimited shares authorized, $0.001 par value	$27.40

Service — Based on net assets of $48,463,972 and 1,781,951 shares outstanding, unlimited shares authorized, $0.001 par value	$27.20

Investor A — Based on net assets of $151,108,640 and 5,560,263 shares outstanding, unlimited shares authorized, $0.001 par value	$27.18

Investor B — Based on net assets of $548,166 and 20,307 shares outstanding, unlimited shares authorized, $0.001 par value	$26.99

Investor C — Based on net assets of $65,192,475 and 2,443,321 shares outstanding, unlimited shares authorized, $0.001 par value	$26.68

See Notes to Financial Statements.

8	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Statement of Operations	BlackRock Index Equity Portfolio

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Series:
Dividends — unaffiliated	$12,328,528
Foreign taxes withheld	(26,856)
Dividends — affiliated	75,732
Securities lending — affiliated — net	31,548
Expenses	(276,417)
Fees waived	65,745

Total income	12,198,280

Fund Expenses
Administration	401,932
Administration — class specific	135,367
Service — Service	60,860
Service — Investor A	235,486
Service and distribution — Investor B	6,723
Service and distribution — Investor C	598,006
Transfer agent — Institutional	109,552
Transfer agent — Service	12,199
Transfer agent — Investor A	149,727
Transfer agent — Investor B	3,815
Transfer agent — Investor C	80,725
Reorganization costs	307,187
Registration	64,326
Printing	46,743
Professional	30,323
Officer	227
Miscellaneous	21,456
Recoupment of past waived fees — class specific	13,206

Total expenses	2,277,860
Less fees waived by Manager	(2,581)
Less fees waived by administrator — class specific	(69,220)
Less reorganization costs reimbursed	(307,187)
Less transfer agent fees waived and/or reimbursed — class specific	(11,091)

Total expenses after fees waived and/or reimbursed	1,887,781

Net investment income	10,310,499

Realized and Unrealized Gain Allocated from the Series
Net realized gain from investments and financial futures contracts	1,483,258

Net change in unrealized appreciation/depreciation on investments and financial futures contracts	65,543,101

Total realized and unrealized gain	67,026,359

Net Increase in Net Assets Resulting from Operations	$77,336,858

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	9

Statements of Changes in Net Assets	BlackRock Index Equity Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$10,310,499	$9,358,063
Net realized gain (loss)	1,483,258	(14,873,862)
Net change in unrealized appreciation/depreciation	65,543,101	16,566,341

Net increase in net assets resulting from operations	77,336,858	11,050,542

Dividends to Shareholders From[1]
Net investment income:
Institutional	(5,680,231)	(5,495,913)
Service	(848,464)	(543,460)
Investor A	(2,939,909)	(2,890,146)
Investor B	(4,966)	(14,994)
Investor C	(729,461)	(655,209)

Decrease in net assets resulting from dividends to shareholders	(10,203,031)	(9,599,722)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(47,009,616)	(93,534,674)

Net Assets
Total increase (decrease) in net assets	20,124,211	(92,083,854)
Beginning of year	507,531,179	599,615,033

End of year	$527,655,390	$507,531,179

Undistributed net investment income	$249,295	$141,827

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Financial Highlights	BlackRock Index Equity Portfolio

	Institutional
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$24.15		$24.17		$21.43	$17.32	$28.22

Net investment income[1]	0.56		0.46		0.41	0.40	0.51
Net realized and unrealized gain (loss)	3.25		0.01		2.76	4.11	(10.88)

Net increase (decrease) from investment operations	3.81		0.47		3.17	4.51	(10.37)

Dividends from net investment income[2]	(0.56)		(0.49)		(0.43)	(0.40)	(0.53)

Net asset value, end of year	$27.40		$24.15		$24.17	$21.43	$17.32

Total Investment Return[3]
Based on net asset value	15.81%		1.92%		14.94%	26.38%	(37.06)%

Ratios to Average Net Assets[4]
Total expenses	0.27%	[5]	0.23%	[6]	0.22%	0.25%	0.19%

Total expenses excluding recoupment and after fees waived and reimbursed	0.18%	[5]	0.18%	[6]	0.18%	0.18%	0.18%

Total expenses after fees waived and reimbursed	0.18%	[5]	0.18%	[6]	0.18%	0.18%	0.18%

Net investment income	2.11%	[5]	1.91%	[6]	1.89%	2.18%	2.18%

Supplemental Data
Net assets, end of year (000)	$262,342		$263,783		$317,357	$338,651	$282,940

Portfolio turnover of the Series	6%		6%		5%	7%	8%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Includes the Portfolio’s share of the Series’ allocated net expenses and/or net investment income.

[5]	Includes the Portfolio’s share of the Series’ allocated fees waived of 0.01%.

[6]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	11

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Service
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$23.98		$24.00		$21.29	$17.21	$28.04

Net investment income[1]	0.52		0.42		0.37	0.35	0.46
Net realized and unrealized gain (loss)	3.22		0.00	[2]	2.73	4.09	(10.81)

Net increase (decrease) from investment operations	3.74		0.42		3.10	4.44	(10.35)

Dividends from net investment income[3]	(0.52)		(0.44)		(0.39)	(0.36)	(0.48)

Net asset value, end of year	$27.20		$23.98		$24.00	$21.29	$17.21

Total Investment Return[4]
Based on net asset value	15.62%		1.73%		14.67%	26.11%	(37.20)%

Ratios to Average Net Assets[5]
Total expenses	0.40%	[6]	0.39%	[7]	0.39%	0.42%	0.40%

Total expenses excluding recoupment and after fees waived and reimbursed	0.35%	[6]	0.39%	[7]	0.39%	0.41%	0.40%

Total expenses after fees waived and reimbursed	0.35%	[6]	0.39%	[7]	0.39%	0.41%	0.40%

Net investment income	1.97%	[6]	1.71%	[7]	1.69%	1.95%	1.98%

Supplemental Data
Net assets, end of year (000)	$48,464		$29,964		$27,234	$23,584	$17,256

Portfolio turnover of the Series	6%		6%		5%	7%	8%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Portfolio’s share of the Series’ allocated net expenses and/or net investment income.

[6]	Includes the Portfolio’s share of the Series’ allocated fees waived of 0.01%.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor A
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$23.96		$23.98		$21.27	$17.19	$28.01

Net investment income[1]	0.49		0.40		0.36	0.35	0.46
Net realized and unrealized gain (loss)	3.23		0.01		2.73	4.08	(10.80)

Net increase (decrease) from investment operations	3.72		0.41		3.09	4.43	(10.34)

Dividends from net investment income[2]	(0.50)		(0.43)		(0.38)	(0.35)	(0.48)

Net asset value, end of year	$27.18		$23.96		$23.98	$21.27	$17.19

Total Investment Return[3]
Based on net asset value	15.54%		1.68%		14.64%	26.08%	(37.21)%

Ratios to Average Net Assets[4]
Total expenses	0.47%	[5]	0.43%	[6]	0.42%	0.46%	0.39%

Total expenses excluding recoupment and after fees waived and reimbursed	0.41%	[5]	0.42%	[6]	0.42%	0.45%	0.39%

Total expenses after fees waived and reimbursed	0.41%	[5]	0.42%	[6]	0.42%	0.45%	0.39%

Net investment income	1.88%	[5]	1.67%	[6]	1.65%	1.92%	1.95%

Supplemental Data
Net assets, end of year (000)	$151,109		$148,043		$174,714	$166,313	$145,886

Portfolio turnover of the Series	6%		6%		5%	7%	8%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes the Portfolio’s share of the Series’ allocated net expenses and/or net investment income.

[5]	Includes the Portfolio’s share of the Series’ allocated fees waived of 0.01%.

[6]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	13

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor B
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$23.76		$23.71		$21.01	$16.97	$27.60

Net investment income[1]	0.26		0.19		0.17	0.21	0.26
Net realized and unrealized gain (loss)	3.20		0.02		2.70	4.01	(10.62)

Net increase (decrease) from investment operations	3.46		0.21		2.87	4.22	(10.36)

Dividends from net investment income[2]	(0.23)		(0.16)		(0.17)	(0.18)	(0.27)

Net asset value, end of year	$26.99		$23.76		$23.71	$21.01	$16.97

Total Investment Return[3]
Based on net asset value	14.57%		0.89%		13.70%	25.09%	(37.71)%

Ratios to Average Net Assets[4]
Total expenses	1.64%	[5]	1.44%	[6]	1.35%	1.43%	1.28%

Total expenses excluding recoupment and after fees waived and reimbursed	1.22%	[5]	1.24%	[6]	1.24%	1.24%	1.22%

Total expenses after fees waived and reimbursed	1.22%	[5]	1.24%	[6]	1.24%	1.24%	1.22%

Net investment income	1.02%	[5]	0.79%	[6]	0.81%	1.19%	1.09%

Supplemental Data
Net assets, end of year (000)	$548		$1,289		$4,594	$10,155	$17,226

Portfolio turnover of the Series	6%		6%		5%	7%	8%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes the Portfolio’s share of the Series’ allocated net expenses and/or net investment income.

[5]	Includes the Portfolio’s share of the Series’ allocated fees waived of 0.01%.

[6]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

14	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Financial Highlights (concluded)	BlackRock Index Equity Portfolio

	Investor C
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$23.53		$23.56		$20.90	$16.91	$27.52

Net investment income[1]	0.28		0.20		0.18	0.20	0.27
Net realized and unrealized gain (loss)	3.16		0.00	[2]	2.68	4.00	(10.59)

Net increase (decrease) from investment operations	3.44		0.20		2.86	4.20	(10.32)

Dividends from net investment income[3]	(0.29)		(0.23)		(0.20)	(0.21)	(0.29)

Net asset value, end of year	$26.68		$23.53		$23.56	$20.90	$16.91

Total Investment Return[4]
Based on net asset value	14.63%		0.83%		13.75%	25.03%	(37.69)%

Ratios to Average Net Assets[5]
Total expenses	1.26%	[6]	1.24%	[7]	1.25%	1.30%	1.20%

Total expenses excluding recoupment and after fees waived and reimbursed	1.20%	[6]	1.24%	[7]	1.24%	1.24%	1.19%

Total expenses after fees waived and reimbursed	1.20%	[6]	1.24%	[7]	1.24%	1.24%	1.19%

Net investment income	1.08%	[6]	0.85%	[7]	0.83%	1.13%	1.14%

Supplemental Data
Net assets, end of year (000)	$65,192		$64,452		$75,716	$79,209	$75,588

Portfolio turnover of the Series	6%		6%		5%	7%	8%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Includes the Portfolio’s share of the Series’ allocated net expenses and/or net investment income.

[6]	Includes the Portfolio’s share of the Series’ allocated fees waived of 0.01%.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	15

Notes to Financial Statements	BlackRock Index Equity Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Index Equity Portfolio (the “Portfolio”), a series of BlackRock FundsSM (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Portfolio seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), an affiliate of the Portfolio, which has the same investment objective and strategies as the Portfolio. The value of the Portfolio’s investment in the Series reflects the Portfolio’s proportionate interest in the net assets of the Series. The percentage of the Series owned by the Portfolio at December 31, 2012 was 21.5%. The performance of the Portfolio is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio’s financial statements. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B and Investor C Shares are closed to all investors. Institutional, Investor A and Service Shares are closed to new investors but are open to existing investors for additional purchases. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: On May 16, 2012, the Board of Trustees of the Fund (the “Board”) approved a plan of reorganization whereby BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”), will acquire substantially all of the assets and assume certain stated liabilities of the Portfolio in exchange for newly issued shares of the Acquiring Fund (the “Reorganization”). The Reorganization is subject to shareholder approval by the Portfolio’s shareholders and certain other conditions. On November 9, 2012, the Portfolio’s shareholders approved the Reorganization. The Reorganization remains contingent on the completion of the reorganization of the Series with the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio (the “Master Reorganization”). The Master Reorganization is not expected to close until the reorganization of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., with the Acquiring Fund (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the Board will consider other options, including whether to proceed with the Reorganization or other alternatives.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio’s policy is to fair value its financial instruments at market value. The Portfolio records its investment in the Series at fair value based on the Portfolio’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. The Portfolio records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates. The portion of distributions that exceeds the Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Portfolio’s taxable income and net capital gains, but not in excess of the Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limi-

16	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

tations on the Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Portfolio or its classes are charged to the Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Portfolio and other shared expenses pro rated to the Portfolio are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund, on behalf of the Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Manager”), an indirect, wholly owned subsidiary of BlackRock, and State Street Bank and Trust Company (collectively, the “Administrator”) to provide administrative services (other than investment advice and related portfolio activities). The Portfolio does not pay an investment advisory fee or investment management fee.

The Portfolio pays the Administrator a monthly fee based upon the average daily value of the Portfolio’s net assets at the following annual rates: 0.075% of the Portfolio’s average daily net assets not exceeding $500 million; 0.065% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based upon the average daily net assets of each respective class at the following rates: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. This amount is shown as administration — class specific in the Statement of Operations. The amounts were as follows:

Institutional	$69,031
Service	$10,160
Investor A	$39,341
Investor B	$188
Investor C	$16,647

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.18% for Institutional; 0.615% for Service; 0.785% for Investor A, and 1.24% for Investor B and Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. These amounts waived and/or reimbursed are shown as fees waived by administrator — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations as follows:

	Administration Fees Waived	Transfer Agent Fees Waived and/or Reimbursed
Institutional	$69,031	$8,606
Service	—	—
Investor A	—	—
Investor B	$188	$2,485
Investor C	$1	—

In addition, the Manager waived $2,581, which is included in fees waived by Manager in the Statement of Operations.

If during the Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2012, the Manager recouped the following class specific waivers previously recorded by the Portfolio:

Institutional	$1,428
Investor B	$52
Investor C	$11,726

On December 31, 2012, the Portfolio level and class specific waivers subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014
Portfolio Level	$4,848	$2,581
Institutional	$130,299	$77,637
Investor B	$5,187	$2,673
Investor C	—	$1

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	17

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

The following class specific waivers previously recorded by the Portfolio, which were subject to recoupment by the Manager, expired on December 31, 2012:

Portfolio Level	$213
Institutional	$129,857
Investor B	$7,581

The Fund, on behalf of the Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.15%	—
Investor A	0.15%	—
Investor B	0.15%	0.75%
Investor C	0.15%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended December 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares, which totaled $705.

For the year ended December 31, 2012, affiliates received CDSCs as follows:

Investor B	$580
Investor C	$1,203

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2012, the Portfolio paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations:

Institutional	$96,708
Service	$10,479
Investor A	$32,375

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended December 31, 2012, the Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,131
Service	$227
Investor A	$6,983
Investor B	$411
Investor C	$2,117

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$10,203,031	$9,599,722

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income .	$249,295
Capital loss carryforwards	(44,299,946)
Net unrealized gains[1]	504,914,767
Qualified late-year losses[2]	(103,796)

Total	$460,760,320

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

[2]	The Portfolio has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$32,146,280
2017	12,153,666

Total	$44,299,946

During the year ended December 31, 2012, the Portfolio utilized $34,288,146 of its capital loss carryforward.

18	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	BlackRock Index Equity Portfolio

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	829,383	$21,834,403	893,468	$21,949,489
Shares issued to shareholders in reinvestment of dividends	86,878	2,359,423	87,346	2,136,715
Shares redeemed	(2,264,535)	(60,505,373)	(3,189,226)	(79,150,618)

Net decrease	(1,348,274)	$(36,311,547)	(2,208,412)	$(55,064,414)

Service
Shares sold	775,244	$20,509,257	396,152	$9,678,305
Shares issued to shareholders in reinvestment of dividends	31,252	843,593	22,080	536,882
Shares redeemed	(274,151)	(7,258,853)	(303,356)	(7,305,268)

Net increase	532,345	$14,093,997	114,876	$2,909,919

Investor A
Shares sold and automatic conversion of shares	1,074,060	$28,480,009	867,755	$21,012,352
Shares issued to shareholders in reinvestment of dividends	106,243	2,862,142	115,572	2,808,607
Shares redeemed	(1,799,233)	(47,655,429)	(2,090,028)	(50,518,485)

Net decrease	(618,930)	$(16,313,278)	(1,106,701)	$(26,697,526)

Investor B
Shares sold	2	$58	87	$2,228
Shares issued to shareholders in reinvestment of dividends	133	3,626	464	11,229
Shares redeemed and automatic conversion of shares	(34,104)	(873,349)	(140,011)	(3,377,634)

Net decrease	(33,969)	$(869,665)	(139,460)	$(3,364,177)

Investor C
Shares sold	7,431	$196,384	6,294	$153,848
Shares issued to shareholders in reinvestment of dividends	24,195	640,257	18,959	445,658
Shares redeemed	(327,073)	(8,445,764)	(500,612)	(11,917,982)

Net decrease	(295,447)	$(7,609,123)	(475,359)	$(11,318,476)

Total Net Decrease	(1,764,275)	$(47,009,616)	(3,815,056)	$(93,534,674)

5. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Commencing February 1, 2013, the Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows:

Share Class	Percentage
Institutional	0.16%
Service	0.39%
Investor A	0.39%
Investor B	0.39%

The Manager may discontinue the waiver or reimbursement at any time.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	19

Report of Independent Registered Public Accounting Firm	BlackRock Index Equity Portfolio

To the Shareholders of BlackRock Index Equity Portfolio and Board of Trustees of BlackRock FundsSM:

We have audited the accompanying statement of assets and liabilities of BlackRock Index Equity Portfolio, one of the portfolios constituting BlackRock FundsSM, (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Index Equity Portfolio of BlackRock FundsSM as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by BlackRock Index Equity Portfolio of BlackRock FundsSM during the fiscal year ended December 31, 2012 qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.

20	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Series Portfolio Information	Master S&P 500 Index Series

As of December 31, 2012

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Exxon Mobil Corp.	3
General Electric Co.	2
Chevron Corp.	2
International Business Machines Corp.	2
Microsoft Corp.	2
Johnson & Johnson	2
AT&T, Inc.	2
Google, Inc., Class A	1
The Procter & Gamble Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Health Care	12
Consumer Discretionary	11
Energy	11
Consumer Staples	11
Industrials	10
Materials	4
Utilities	3
Telecommunication Services	3

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	21

Schedule of Investments December 31, 2012	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.4%
The Boeing Co.	130,245	$9,815,263
General Dynamics Corp.	63,697	4,412,291
Honeywell International, Inc.	150,339	9,542,016
L-3 Communications Holdings, Inc.	17,973	1,377,091
Lockheed Martin Corp.	51,546	4,757,180
Northrop Grumman Corp.	47,109	3,183,626
Precision Castparts Corp.	27,932	5,290,880
Raytheon Co.	63,312	3,644,239
Rockwell Collins, Inc.	26,840	1,561,283
Textron, Inc.	54,298	1,346,048
United Technologies Corp.	161,822	13,271,022

		58,200,939
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	30,942	1,956,153
Expeditors International of Washington, Inc.	40,070	1,584,769
FedEx Corp.	56,061	5,141,915
United Parcel Service, Inc., Class B	137,315	10,124,235

		18,807,072
Airlines — 0.1%
Southwest Airlines Co.	141,144	1,445,315
Auto Components — 0.3%
BorgWarner, Inc. (a)	22,423	1,605,935
Delphi Automotive Plc (a)	56,689	2,168,354
The Goodyear Tire & Rubber Co. (a)	47,001	649,084
Johnson Controls, Inc.	131,241	4,029,099

		8,452,472
Automobiles — 0.5%
Ford Motor Co.	731,703	9,475,554
Harley-Davidson, Inc.	43,403	2,119,802

		11,595,356
Beverages — 2.4%
Beam, Inc.	30,543	1,865,872
Brown-Forman Corp., Class B	28,963	1,831,910
The Coca-Cola Co.	740,224	26,833,120
Coca-Cola Enterprises, Inc.	51,679	1,639,774
Constellation Brands, Inc., Class A (a)	29,074	1,028,929
Dr. Pepper Snapple Group, Inc.	39,902	1,762,870
Molson Coors Brewing Co., Class B	30,023	1,284,684
Monster Beverage Corp. (a)	28,518	1,508,032
PepsiCo, Inc.	296,851	20,313,514

		58,068,705
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (a)	37,290	3,498,175
Amgen, Inc.	147,263	12,711,742
Biogen Idec, Inc. (a)	45,407	6,659,845
Celgene Corp. (a)	81,179	6,390,411
Gilead Sciences, Inc. (a)	145,401	10,679,703

		39,939,876
Building Products — 0.0%
Masco Corp.	68,261	1,137,228
Capital Markets — 2.0%
Ameriprise Financial, Inc.	39,506	2,474,261
The Bank of New York Mellon Corp.	224,279	5,763,970
BlackRock, Inc. (b)	24,079	4,977,370
The Charles Schwab Corp.	210,476	3,022,435

Capital Markets (concluded)
E*Trade Financial Corp. (a)	49,346	$441,647
Franklin Resources, Inc.	26,485	3,329,165
The Goldman Sachs Group, Inc.	84,776	10,814,027
Invesco Ltd.	85,234	2,223,755
Legg Mason, Inc.	22,684	583,433
Morgan Stanley	265,243	5,071,446
Northern Trust Corp.	41,888	2,101,102
State Street Corp.	89,210	4,193,762
T. Rowe Price Group, Inc.	48,918	3,186,029

		48,182,402
Chemicals — 2.5%
Air Products & Chemicals, Inc.	40,853	3,432,469
Airgas, Inc.	13,424	1,225,477
CF Industries Holdings, Inc.	12,068	2,451,735
The Dow Chemical Co.	230,152	7,438,513
E.I. du Pont de Nemours & Co.	178,955	8,047,606
Eastman Chemical Co.	29,440	2,003,392
Ecolab, Inc.	50,597	3,637,924
FMC Corp.	26,246	1,535,916
International Flavors & Fragrances, Inc.	15,591	1,037,425
LyondellBasell Industries NV, Class A	72,860	4,159,577
Monsanto Co.	102,596	9,710,712
The Mosaic Co.	53,105	3,007,336
PPG Industries, Inc.	29,432	3,983,621
Praxair, Inc.	57,024	6,241,277
The Sherwin-Williams Co.	16,426	2,526,647
Sigma-Aldrich Corp.	23,093	1,699,183

		62,138,810
Commercial Banks — 2.8%
BB&T Corp.	134,282	3,908,949
Comerica, Inc.	36,220	1,098,915
Fifth Third Bancorp	172,264	2,616,690
First Horizon National Corp.	47,494	470,665
Huntington Bancshares, Inc.	165,165	1,055,404
KeyCorp	179,236	1,509,167
M&T Bank Corp.	23,342	2,298,487
The PNC Financial Services Group, Inc. (b)	101,499	5,918,407
Regions Financial Corp.	270,444	1,925,561
SunTrust Banks, Inc.	103,422	2,932,014
US Bancorp	360,863	11,525,964
Wells Fargo & Co.	939,521	32,112,828
Zions Bancorporation	35,695	763,873

		68,136,924
Commercial Services & Supplies — 0.6%
The ADT Corp.	44,624	2,074,570
Avery Dennison Corp.	19,207	670,708
Cintas Corp.	20,486	837,877
Iron Mountain, Inc.	31,838	988,570
Pitney Bowes, Inc.	38,806	412,896
Republic Services, Inc.	57,306	1,680,785
Stericycle, Inc. (a)	16,489	1,537,929
Tyco International Ltd.	89,391	2,614,687
Waste Management, Inc.	83,698	2,823,971

		13,641,993
Communications Equipment — 2.0%
Cisco Systems, Inc.	1,018,880	20,020,992
F5 Networks, Inc. (a)	15,145	1,471,337

See Notes to Financial Statements.

22	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Communications Equipment (concluded)
Harris Corp.	21,730	$1,063,901
JDS Uniphase Corp. (a)	44,751	605,929
Juniper Networks, Inc. (a)	98,968	1,946,701
Motorola Solutions, Inc.	53,839	2,997,755
QUALCOMM, Inc.	327,015	20,281,470

		48,388,085
Computers & Peripherals — 5.0%
Apple, Inc.	180,522	96,223,642
Dell, Inc.	280,098	2,837,393
EMC Corp. (a)	404,292	10,228,588
Hewlett-Packard Co.	377,349	5,377,223
NetApp, Inc. (a)	68,772	2,307,301
SanDisk Corp. (a)	46,413	2,021,750
Seagate Technology Plc	64,488	1,965,594
Western Digital Corp.	42,031	1,785,897

		122,747,388
Construction & Engineering — 0.2%
Fluor Corp.	31,963	1,877,506
Jacobs Engineering Group, Inc. (a)	25,110	1,068,933
Quanta Services, Inc. (a)	41,045	1,120,118

		4,066,557
Construction Materials — 0.1%
Vulcan Materials Co.	24,766	1,289,070
Consumer Finance — 0.9%
American Express Co.	186,842	10,739,678
Capital One Financial Corp.	111,636	6,467,074
Discover Financial Services	96,882	3,734,801
SLM Corp.	88,399	1,514,275

		22,455,828
Containers & Packaging — 0.1%
Ball Corp.	29,483	1,319,364
Bemis Co.	19,614	656,284
Owens-Illinois, Inc. (a)	31,944	679,449
Sealed Air Corp.	37,754	661,073

		3,316,170
Distributors — 0.1%
Genuine Parts Co.	29,779	1,893,349
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	19,279	403,317
H&R Block, Inc.	52,415	973,346

		1,376,663
Diversified Financial Services — 3.6%
Bank of America Corp.	2,068,377	23,993,173
Citigroup, Inc.	562,769	22,263,142
CME Group, Inc.	58,871	2,985,348
IntercontinentalExchange, Inc. (a)	13,909	1,722,073
JPMorgan Chase & Co.	729,507	32,076,423
Leucadia National Corp.	38,163	907,898
Moody’s Corp.	37,226	1,873,212
The NASDAQ OMX Group, Inc.	22,595	565,101
NYSE Euronext	46,466	1,465,538

		87,851,908
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	1,090,016	36,744,439

Diversified Telecommunication Services (concluded)
CenturyLink, Inc.	119,812	$4,687,045
Frontier Communications Corp. (c)	192,506	823,926
Verizon Communications, Inc.	547,684	23,698,287
Windstream Corp.	111,961	927,037

		66,880,734
Electric Utilities — 2.0%
American Electric Power Co., Inc.	93,133	3,974,916
Duke Energy Corp.	135,154	8,622,825
Edison International	62,536	2,826,002
Entergy Corp.	34,116	2,174,895
Exelon Corp.	163,957	4,876,081
FirstEnergy Corp.	80,270	3,352,075
NextEra Energy, Inc.	81,222	5,619,750
Northeast Utilities, Inc.	60,170	2,351,444
Pepco Holdings, Inc.	44,363	869,958
Pinnacle West Capital Corp.	20,913	1,066,145
PPL Corp.	111,650	3,196,540
The Southern Co.	167,755	7,181,592
Xcel Energy, Inc.	93,547	2,498,640

		48,610,863
Electrical Equipment — 0.7%
Eaton Corp. Plc	88,625	4,803,475
Emerson Electric Co.	138,974	7,360,063
Rockwell Automation, Inc.	26,741	2,245,977
Roper Industries, Inc.	18,886	2,105,411

		16,514,926
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	30,651	1,983,120
Corning, Inc.	283,645	3,579,600
Flir Systems, Inc.	29,007	647,146
Jabil Circuit, Inc.	36,092	696,215
Molex, Inc.	26,273	718,041
TE Connectivity Ltd.	81,108	3,010,729

		10,634,851
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	84,383	3,446,202
Cameron International Corp. (a)	47,355	2,673,663
Diamond Offshore Drilling, Inc.	13,277	902,305
Ensco Plc, Class A	44,586	2,643,058
FMC Technologies, Inc. (a)	45,616	1,953,733
Halliburton Co.	178,098	6,178,220
Helmerich & Payne, Inc.	20,163	1,129,330
Nabors Industries Ltd. (a)	55,987	809,012
National Oilwell Varco, Inc.	81,932	5,600,052
Noble Corp. (a)	48,278	1,681,040
Rowan Cos. Plc, Class A (a)	23,983	749,948
Schlumberger Ltd.	254,771	17,653,083

		45,419,646
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	82,988	8,196,725
CVS Caremark Corp.	239,254	11,567,931
The Kroger Co.	98,621	2,566,118
Safeway, Inc.	45,910	830,512
Sysco Corp.	112,818	3,571,818
Wal-Mart Stores, Inc.	320,986	21,900,875

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	23

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food & Staples Retailing (concluded)
Walgreen Co.	164,876	$6,102,061
Whole Foods Market, Inc.	33,117	3,024,575

		57,760,615
Food Products — 1.7%
Archer-Daniels-Midland Co.	126,400	3,462,096
Campbell Soup Co.	34,235	1,194,459
ConAgra Foods, Inc.	78,225	2,307,638
Dean Foods Co. (a)	36,034	594,921
General Mills, Inc.	123,833	5,004,092
H.J. Heinz Co.	61,544	3,549,858
The Hershey Co.	28,706	2,073,147
Hormel Foods Corp.	25,541	797,135
The J.M. Smucker Co.	20,722	1,787,065
Kellogg Co.	47,469	2,651,144
Kraft Foods Group, Inc.	113,696	5,169,757
McCormick & Co., Inc.	25,331	1,609,278
Mead Johnson Nutrition Co.	38,969	2,567,667
Mondelez International, Inc., Class A	341,048	8,686,493
Tyson Foods, Inc., Class A	55,356	1,073,906

		42,528,656
Gas Utilities — 0.1%
AGL Resources, Inc.	22,567	902,003
ONEOK, Inc.	39,243	1,677,638

		2,579,641
Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	105,435	7,028,297
Becton Dickinson & Co.	37,804	2,955,895
Boston Scientific Corp. (a)	262,719	1,505,380
C.R. Bard, Inc.	14,635	1,430,425
CareFusion Corp. (a)	42,398	1,211,735
Covidien Plc	90,854	5,245,910
DENTSPLY International, Inc.	27,117	1,074,104
Edwards Lifesciences Corp. (a)	22,154	1,997,626
Intuitive Surgical, Inc. (a)	7,632	3,742,504
Medtronic, Inc.	194,095	7,961,777
St. Jude Medical, Inc.	59,155	2,137,862
Stryker Corp.	55,461	3,040,372
Varian Medical Systems, Inc. (a)	21,003	1,475,251
Zimmer Holdings, Inc.	33,304	2,220,044

		43,027,182
Health Care Providers & Services — 1.9%
Aetna, Inc.	64,220	2,973,386
AmerisourceBergen Corp.	45,201	1,951,779
Cardinal Health, Inc.	65,218	2,685,677
Cigna Corp.	54,873	2,933,511
Coventry Health Care, Inc.	25,824	1,157,690
DaVita, Inc. (a)	16,073	1,776,549
Express Scripts Holding Co. (a)	156,679	8,460,666
Humana, Inc.	30,372	2,084,430
Laboratory Corp. of America Holdings (a)(c)	18,263	1,581,941
McKesson Corp.	45,302	4,392,482
Patterson Cos., Inc.	16,182	553,910
Quest Diagnostics, Inc.	30,355	1,768,786
Tenet Healthcare Corp. (a)	20,666	671,025
UnitedHealth Group, Inc.	196,036	10,632,993
WellPoint, Inc.	58,281	3,550,478

		47,175,303

Health Care Technology — 0.1%
Cerner Corp. (a)	27,992	$2,173,299
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	85,577	3,146,666
Chipotle Mexican Grill, Inc. (a)	6,047	1,798,740
Darden Restaurants, Inc.	24,496	1,104,035
International Game Technology	50,836	720,346
Marriott International, Inc., Class A	47,184	1,758,548
McDonald’s Corp.	192,671	16,995,509
Starbucks Corp.	142,708	7,652,003
Starwood Hotels & Resorts Worldwide, Inc.	37,618	2,157,768
Wyndham Worldwide Corp.	26,814	1,426,773
Wynn Resorts Ltd.	15,175	1,707,036
Yum! Brands, Inc.	86,712	5,757,677

		44,225,101
Household Durables — 0.3%
D.R. Horton, Inc.	53,506	1,058,349
Garmin Ltd.	21,116	861,955
Harman International Industries, Inc.	12,905	576,079
Leggett & Platt, Inc.	26,997	734,858
Lennar Corp., Class A	31,340	1,211,918
Newell Rubbermaid, Inc.	55,375	1,233,201
PulteGroup, Inc. (a)(c)	65,206	1,184,141
Whirlpool Corp.	14,912	1,517,296

		8,377,797
Household Products — 2.1%
The Clorox Co.	25,045	1,833,795
Colgate-Palmolive Co.	85,235	8,910,467
Kimberly-Clark Corp.	75,095	6,340,271
The Procter & Gamble Co.	524,711	35,622,629

		52,707,162
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	118,337	1,266,206
NRG Energy, Inc.	61,757	1,419,793

		2,685,999
Industrial Conglomerates — 2.4%
3M Co.	122,166	11,343,113
Danaher Corp.	111,670	6,242,353
General Electric Co.	2,012,361	42,239,458

		59,824,924
Insurance — 4.0%
ACE Ltd.	65,217	5,204,317
Aflac, Inc.	89,995	4,780,534
The Allstate Corp.	92,468	3,714,440
American International Group, Inc. (a)	283,321	10,001,231
Aon Plc	61,163	3,400,663
Assurant, Inc.	15,392	534,102
Berkshire Hathaway, Inc., Class B (a)	350,045	31,399,036
The Chubb Corp.	50,275	3,786,713
Cincinnati Financial Corp.	28,313	1,108,737
Genworth Financial, Inc., Class A (a)	95,386	716,349
Hartford Financial Services Group, Inc.	83,754	1,879,440
Lincoln National Corp.	52,533	1,360,605
Loews Corp.	59,685	2,432,164
Marsh & McLennan Cos., Inc.	104,485	3,601,598
MetLife, Inc.	209,390	6,897,307

See Notes to Financial Statements.

24	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance (concluded)
Principal Financial Group, Inc.	52,980	$1,510,990
The Progressive Corp.	106,599	2,249,239
Prudential Financial, Inc.	89,053	4,749,196
Torchmark Corp.	18,390	950,211
The Travelers Cos., Inc.	73,208	5,257,798
Unum Group	52,352	1,089,969
XL Group Plc	57,454	1,439,797

		98,064,436
Internet & Catalog Retail — 1.1%
Amazon.com, Inc. (a)	69,541	17,464,527
Expedia, Inc.	18,031	1,108,005
Netflix, Inc. (a)	10,570	980,685
priceline.com, Inc. (a)	9,571	5,945,505
TripAdvisor, Inc. (a)	21,148	887,370

		26,386,092
Internet Software & Services — 2.2%
Akamai Technologies, Inc. (a)	34,228	1,400,267
eBay, Inc. (a)	223,497	11,402,817
Google, Inc., Class A (a)	51,078	36,233,201
VeriSign, Inc. (a)	29,653	1,151,129
Yahoo! Inc. (a)	199,754	3,975,105

		54,162,519
IT Services — 3.8%
Accenture Plc, Class A	122,542	8,149,043
Automatic Data Processing, Inc.	93,173	5,311,793
Cognizant Technology Solutions Corp., Class A (a)	57,615	4,266,391
Computer Sciences Corp.	29,999	1,201,460
Fidelity National Information Services, Inc.	47,828	1,664,893
Fiserv, Inc. (a)	25,621	2,024,828
International Business Machines Corp.	203,829	39,043,445
MasterCard, Inc., Class A	20,509	10,075,661
Paychex, Inc.	62,094	1,933,607
SAIC, Inc.	54,737	619,623
Teradata Corp. (a)	32,460	2,008,949
Total System Services, Inc.	31,242	669,204
Visa, Inc., Class A	100,045	15,164,821
The Western Union Co.	114,155	1,553,649

		93,687,367
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	21,936	787,502
Mattel, Inc.	65,863	2,411,903

		3,199,405
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	66,881	2,738,108
Life Technologies Corp. (a)	32,962	1,617,775
PerkinElmer, Inc.	21,811	692,281
Thermo Fisher Scientific, Inc.	69,135	4,409,431
Waters Corp. (a)(c)	16,750	1,459,260

		10,916,855
Machinery — 1.9%
Caterpillar, Inc.	125,497	11,242,021
Cummins, Inc.	33,926	3,675,882
Deere & Co.	75,168	6,496,019
Dover Corp.	34,361	2,257,861
Flowserve Corp.	9,550	1,401,940
Illinois Tool Works, Inc.	81,831	4,976,143

Machinery (concluded)
Ingersoll-Rand Plc	53,731	$2,576,939
Joy Global, Inc.	20,225	1,289,951
PACCAR, Inc.	67,760	3,063,430
Pall Corp.	21,201	1,277,572
Parker Hannifin Corp.	28,620	2,434,417
Pentair Ltd., Registered Shares	40,367	1,984,038
Snap-On, Inc.	11,267	889,980
Stanley Black & Decker, Inc.	32,372	2,394,557
Xylem, Inc.	35,893	972,700

		46,933,450
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A	41,755	623,820
CBS Corp., Class B	113,412	4,315,327
Comcast Corp., Class A	509,947	19,061,819
DIRECTV (a)	115,946	5,815,851
Discovery Communications, Inc., Class A (a)	45,846	2,910,304
Gannett Co., Inc.	43,814	789,090
The Interpublic Group of Cos., Inc.	82,844	912,941
The McGraw-Hill Cos., Inc.	53,302	2,914,020
News Corp., Class A	386,953	9,882,780
Omnicom Group, Inc.	50,708	2,533,372
Scripps Networks Interactive, Class A	16,727	968,828
Time Warner Cable, Inc.	57,917	5,628,953
Time Warner, Inc.	181,715	8,691,428
Viacom, Inc., Class B	88,670	4,676,456
The Walt Disney Co.	340,084	16,932,782
The Washington Post Co., Class B	869	317,367

		86,975,138
Metals & Mining — 0.7%
Alcoa, Inc.	203,936	1,770,164
Allegheny Technologies, Inc.	20,917	635,040
Cliffs Natural Resources, Inc.	27,114	1,045,516
Freeport-McMoRan Copper & Gold, Inc.	182,193	6,231,001
Newmont Mining Corp.	95,279	4,424,757
Nucor Corp.	60,968	2,632,598
United States Steel Corp.	28,023	668,909

		17,407,985
Multi-Utilities — 1.2%
Ameren Corp.	46,319	1,422,920
CenterPoint Energy, Inc.	81,589	1,570,588
CMS Energy Corp.	50,378	1,228,216
Consolidated Edison, Inc.	56,213	3,122,070
Dominion Resources, Inc.	110,279	5,712,452
DTE Energy Co.	33,030	1,983,451
Integrys Energy Group, Inc.	14,880	777,034
NiSource, Inc.	59,317	1,476,400
PG&E Corp.	82,528	3,315,975
Public Service Enterprise Group, Inc.	97,105	2,971,413
SCANA Corp.	25,367	1,157,750
Sempra Energy	43,171	3,062,551
TECO Energy, Inc.	39,407	660,461
Wisconsin Energy Corp.	44,031	1,622,542

		30,083,823
Multiline Retail — 0.8%
Big Lots, Inc. (a)(c)	11,174	318,012
Dollar General Corp. (a)	50,405	2,222,356
Dollar Tree, Inc. (a)	43,551	1,766,429

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	25

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail (concluded)
Family Dollar Stores, Inc.	18,464	$1,170,802
J.C. Penney Co., Inc. (c)	27,166	535,442
Kohl’s Corp.	40,567	1,743,570
Macy’s, Inc.	75,869	2,960,408
Nordstrom, Inc.	29,186	1,561,451
Target Corp.	124,898	7,390,215

		19,668,685
Office Electronics — 0.1%
Xerox Corp.	242,156	1,651,504
Oil, Gas & Consumable Fuels — 9.1%
Anadarko Petroleum Corp.	95,912	7,127,221
Apache Corp.	75,095	5,894,958
Cabot Oil & Gas Corp.	40,202	1,999,647
Chesapeake Energy Corp.	99,308	1,650,499
Chevron Corp.	375,591	40,616,411
ConocoPhillips	232,958	13,509,234
CONSOL Energy, Inc.	43,490	1,396,029
Denbury Resources, Inc. (a)	74,575	1,208,115
Devon Energy Corp.	72,290	3,761,972
EOG Resources, Inc.	51,987	6,279,510
EQT Corp.	28,587	1,686,061
Exxon Mobil Corp. (d)	874,950	75,726,923
Hess Corp.	57,033	3,020,468
Kinder Morgan, Inc.	121,374	4,288,143
Marathon Oil Corp.	135,581	4,156,913
Marathon Petroleum Corp.	65,099	4,101,237
Murphy Oil Corp.	35,389	2,107,415
Newfield Exploration Co. (a)	26,334	705,225
Noble Energy, Inc.	34,143	3,473,709
Occidental Petroleum Corp.	155,483	11,911,553
Peabody Energy Corp.	51,271	1,364,321
Phillips 66	120,104	6,377,522
Pioneer Natural Resources Co.	23,654	2,521,280
QEP Resources, Inc.	34,353	1,039,865
Range Resources Corp.	31,104	1,954,264
Southwestern Energy Co. (a)	67,073	2,240,909
Spectra Energy Corp.	127,792	3,498,945
Tesoro Corp.	27,044	1,191,288
Valero Energy Corp.	106,242	3,624,977
The Williams Cos., Inc.	129,326	4,234,133
WPX Energy, Inc. (a)	37,835	562,985

		223,231,732
Paper & Forest Products — 0.2%
International Paper Co.	84,287	3,357,994
MeadWestvaco Corp.	33,810	1,077,525

		4,435,519
Personal Products — 0.2%
Avon Products, Inc.	82,321	1,182,130
The Estée Lauder Cos., Inc., Class A	46,078	2,758,229

		3,940,359
Pharmaceuticals — 6.1%
Abbott Laboratories	303,341	19,868,836
Allergan, Inc.	59,023	5,414,180
Bristol-Myers Squibb Co.	316,787	10,324,088
Eli Lilly & Co.	195,981	9,665,783
Forest Laboratories, Inc. (a)	44,689	1,578,415
Hospira, Inc. (a)	31,488	983,685

Pharmaceuticals (concluded)
Johnson & Johnson	531,817	$37,280,372
Merck & Co., Inc.	583,407	23,884,683
Mylan, Inc. (a)	78,226	2,149,650
Perrigo Co.	16,941	1,762,372
Pfizer, Inc.	1,412,910	35,435,783
Watson Pharmaceuticals, Inc. (a)(c)	24,523	2,108,978

		150,456,825
Professional Services — 0.1%
The Dun & Bradstreet Corp.	8,514	669,626
Equifax, Inc.	22,962	1,242,704
Robert Half International, Inc.	26,733	850,644

		2,762,974
Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	75,876	5,862,939
Apartment Investment & Management Co., Class A	28,088	760,061
AvalonBay Communities, Inc.	21,954	2,976,743
Boston Properties, Inc.	28,956	3,063,834
Equity Residential	61,752	3,499,486
HCP, Inc.	86,765	3,920,043
Health Care REIT, Inc.	49,843	3,054,877
Host Hotels & Resorts, Inc.	139,117	2,179,963
Kimco Realty Corp.	78,692	1,520,329
Plum Creek Timber Co., Inc.	30,854	1,368,992
ProLogis, Inc.	88,465	3,228,088
Public Storage	27,673	4,011,478
Simon Property Group, Inc.	59,368	9,385,487
Ventas, Inc.	56,726	3,671,307
Vornado Realty Trust	32,513	2,603,641
Weyerhaeuser Co.	103,941	2,891,639

		53,998,907
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	57,430	1,142,857
Road & Rail — 0.8%
CSX Corp.	197,952	3,905,593
Norfolk Southern Corp.	60,658	3,751,091
Ryder System, Inc.	9,855	492,060
Union Pacific Corp.	90,274	11,349,247

		19,497,991
Semiconductors & Semiconductor Equipment — 2.0%
Advanced Micro Devices, Inc. (a)(c)	114,729	275,350
Altera Corp.	61,535	2,119,265
Analog Devices, Inc.	57,845	2,432,961
Applied Materials, Inc.	229,883	2,629,861
Broadcom Corp., Class A	99,591	3,307,417
First Solar, Inc. (a)	11,703	361,389
Intel Corp.	954,928	19,700,165
KLA-Tencor Corp.	31,943	1,525,598
Lam Research Corp. (a)	32,653	1,179,753
Linear Technology Corp.	44,421	1,523,640
LSI Corp. (a)	107,363	760,130
Microchip Technology, Inc.	37,561	1,224,113
Micron Technology, Inc. (a)	196,603	1,248,429
NVIDIA Corp. (a)	119,701	1,471,125
Teradyne, Inc. (a)	35,581	600,963
Texas Instruments, Inc.	215,102	6,655,256

See Notes to Financial Statements.

26	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Xilinx, Inc.	49,856	$1,789,830

		48,805,245

Software — 3.5%
Adobe Systems, Inc. (a)	95,017	3,580,241
Autodesk, Inc. (a)	43,340	1,532,069
BMC Software, Inc. (a)	27,130	1,075,976
CA, Inc.	64,089	1,408,676
Citrix Systems, Inc. (a)	35,840	2,356,480
Electronic Arts, Inc. (a)	59,097	858,679
Intuit, Inc.	53,414	3,178,133
Microsoft Corp.	1,453,637	38,855,717
Oracle Corp.	721,347	24,035,282
Red Hat, Inc. (a)	37,110	1,965,346
Salesforce.com, Inc. (a)(c)	25,073	4,214,771
Symantec Corp. (a)	133,192	2,505,341

		85,566,711
Specialty Retail — 2.2%
Abercrombie & Fitch Co., Class A	15,353	736,484
AutoNation, Inc. (a)	7,434	295,130
AutoZone, Inc. (a)	7,089	2,512,554
Bed Bath & Beyond, Inc. (a)	43,994	2,459,705
Best Buy Co., Inc.	51,261	607,443
CarMax, Inc. (a)(c)	43,697	1,640,385
GameStop Corp., Class A	23,454	588,461
The Gap, Inc.	57,059	1,771,111
The Home Depot, Inc.	286,936	17,746,992
Limited Brands, Inc.	45,944	2,162,125
Lowe’s Cos., Inc.	215,843	7,666,743
O’Reilly Automotive, Inc. (a)	22,003	1,967,508
PetSmart, Inc.	20,633	1,410,059
Ross Stores, Inc.	42,653	2,309,660
Staples, Inc.	129,992	1,481,909
Tiffany & Co.	23,042	1,321,228
TJX Cos., Inc.	139,958	5,941,217
Urban Outfitters, Inc. (a)	20,855	820,853

		53,439,567
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	54,450	3,022,519
Fossil, Inc. (a)	10,361	964,609
NIKE, Inc., Class B	140,078	7,228,025
Ralph Lauren Corp.	11,766	1,763,959
VF Corp.	16,915	2,553,658

		15,532,770
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	92,005	$748,001
People’s United Financial, Inc.	66,334	801,978

		1,549,979
Tobacco — 1.8%
Altria Group, Inc.	388,638	12,211,006
Lorillard, Inc.	24,846	2,898,783
Philip Morris International, Inc.	320,588	26,813,980
Reynolds American, Inc.	62,226	2,578,023

		44,501,792
Trading Companies & Distributors — 0.2%
Fastenal Co.	51,731	2,415,321
W.W. Grainger, Inc.	11,455	2,318,148

		4,733,469
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (a)	56,266	4,060,154
MetroPCS Communications, Inc. (a)	60,987	606,211
Sprint Nextel Corp. (a)	576,695	3,269,861

		7,936,226
Total Long-Term Investments (Cost — $1,724,316,484) — 99.4%		$2,444,928,991

Short-Term Securities Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(e)	21,128,527	21,128,527

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (b)(e)(f)	$8,630	8,629,550
Total Short-Term Securities (Cost — $29,758,077) — 1.2%		29,758,077
Total Investments (Cost — $1,754,074,561*) — 100.6%		2,474,687,068
Liabilities in Excess of Other Assets — (0.6)%		(14,354,232)

Net Assets — 100.0%		$2,460,332,836

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,404,527,442

Gross unrealized appreciation	$1,129,568,948
Gross unrealized depreciation	(59,409,322)

Net unrealized appreciation	$1,070,159,626

(a)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	27

Schedule of Investments (continued)	Master S&P 500 Index Series

(b)	Investments in issuers considered to be an affiliate of the Series during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain/Loss
BlackRock, Inc.	19,881	6,275		(2,077)	24,079	$4,977,370	$140,765	$(21,549)
BlackRock Liquidity Funds, TempFund, Institutional Class	20,822,036	306,491	[1]	—	21,128,527	$21,128,527	$50,960	$309
BlackRock Liquidity Series, LLC Money Market Series	$21,533,097	—		$(12,903,547)[2]	$8,629,550	$8,629,550	$142,282	—
The PNC Financial Services Group, Inc.	104,451	5,177		(8,129)	101,499	$5,918,407	$159,771	$30,398

[1]	Represents net shares purchased.
[2]	Represents net beneficial interest sold.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
342	S&P 500 E-Mini	Chicago Mercantile	March 2013	$24,283,710	$(36,230)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Series has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[3]	$2,442,760,637	$2,168,354	—	$2,444,928,991
Short-Term Securities	21,128,527	8,629,550	—	29,758,077

Total	$2,463,889,164	$10,797,904	—	$2,474,687,068

[3]	See above Schedule of Investments for values in each industry excluding Level 2, Auto Components, within the table.

See Notes to Financial Statements.

28	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Schedule of Investments (concluded)	Master S&P 500 Index Series

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(36,230)	—	—	$(36,230)

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$20,521	—	—	$20,521
Liabilities:
Collateral on securities loaned at value	—	$(8,629,550)	—	(8,629,550)

Total	$20,521	$(8,629,550)	—	$(8,609,029)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	29

Statement of Assets and Liabilities	Master S&P 500 Index Series

December 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $8,563,010) (cost — $1,715,354,684)	$2,434,033,214
Investments at value — affiliated (cost — $38,719,877)	40,653,854
Cash	20,521
Dividends receivable	2,718,894
Variation margin receivable	644,755
Investments sold receivable	361,558
Securities lending income receivable — affiliated	7,280
Prepaid expenses	21,264

Total assets	2,478,461,340

Liabilities
Collateral on securities loaned at value	8,629,550
Withdrawals payable to investors	9,306,643
Investment advisory fees payable	8,812
Other affiliates payable	5,929
Directors’ fees payable	1,389
Other accrued expenses payable	176,181

Total liabilities	18,128,504

Net Assets	$2,460,332,836

Net Assets Consist of
Investors’ capital	$1,739,756,559
Net unrealized appreciation/depreciation	720,576,277

Net Assets	$2,460,332,836

See Notes to Financial Statements.

30	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Statement of Operations	Master S&P 500 Index Series

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$55,933,299
Foreign taxes withheld	(122,393)
Dividends — affiliated	351,496
Securities lending — affiliated — net	142,282

Total income	56,304,684

Expenses
Investment advisory	245,447
Accounting services	429,117
Professional	155,015
Reorganization costs	154,216
Custodian	114,066
Directors	67,841
Printing	27,093
Registration	19,628
Miscellaneous	40,128

Total expenses	1,252,551
Less fees waived by Manager	(147,182)
Less reorganization costs reimbursed	(154,216)

Total expenses after fees waived	951,153

Net investment income	55,353,531

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	18,854,905
Investments — affiliated	8,849
Capital gain distributions received from affiliated companies	309
Financial futures contracts	5,298,508

24,162,571

Net change in unrealized appreciation/depreciation on:
Investments	279,503,556
Financial futures contracts	8,491

279,512,047

Total realized and unrealized gain	303,674,618

Net Increase in Net Assets Resulting from Operations	$359,028,149

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	31

Statements of Changes in Net Assets	Master S&P 500 Index Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$55,353,531	$48,668,634
Net realized gain (loss)	24,162,571	(4,743,580)
Net change in unrealized appreciation/depreciation	279,512,047	9,221,993

Net increase in net assets resulting from operations	359,028,149	53,147,047

Capital Transactions
Proceeds from contributions	827,271,601	758,612,964
Value of withdrawals	(1,007,033,492)	(894,677,279)

Net decrease in net assets derived from capital transactions	(179,761,891)	(136,064,315)

Net Assets
Total increase (decrease) in net assets	179,266,258	(82,917,268)
Beginning of year	2,281,066,578	2,363,983,846

End of year	$2,460,332,836	$2,281,066,578

Financial Highlights	Master S&P 500 Index Series

	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	15.95%	2.06%	15.11%	26.61%	(36.92)%

Ratios to Average Net Assets
Total expenses	0.05%	0.04%	0.04%	0.05%	0.04%

Total expenses after fees waived and paid indirectly	0.04%	0.03%	0.04%	0.04%	0.04%

Net investment income	2.25%	2.06%	2.03%	2.32%	2.31%

Supplemental Data
Net assets, end of year (000)	$2,460,333	$2,281,067	$2,363,984	$2,278,659	$1,953,848

Portfolio turnover	6%	6%	5%	7%	8%

See Notes to Financial Statements.

32	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Notes to Financial Statements	Master S&P 500 Index Series

1. Organization and Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reorganization: On May 16, 2012, the Board approved a plan of reorganization whereby S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio, will acquire substantially all of the assets and assume certain stated liabilities of the Series in exchange for beneficial interests of the S&P 500 Stock Master Portfolio (the “Master Reorganization”). The Master Reorganization is subject to shareholder approval by the feeder funds that invest their assets in the Series and certain other conditions. On December 12, 2012, the Master Reorganization was approved by the shareholders of each feeder fund of the Series. However, the Master Reorganization is not expected to close until the reorganization of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., with BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the Board will consider other options, including whether to proceed with the Master Reorganization or other alternatives.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at Net Asset Value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	33

Notes to Financial Statements (continued)	Master S&P 500 Index Series

severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Series engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013,

34	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master S&P 500 Index Series

and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the return of the Series and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(36,230)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain From
Equity contracts:
Financial futures contracts	$5,298,508

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$ 8,491

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	472
Average notional value of contracts purchased	$33,114,438

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive its investment advisory fee by 0.005% of the Series’ average daily net assets. The Manager has agreed not to reduce or discontinue this contractual waiver prior to May 1, 2013 unless approved by the Board, including a majority of the Independent Directors. For the year ended December 31, 2012, the Manager waived $122,723, which is included in fees waived by Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	35

Notes to Financial Statements (concluded)	Master S&P 500 Index Series

through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2012, the amount waived was $24,459.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2012, the Series reimbursed the Manager $26,066 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Series retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Series benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Series is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2012, BIM received $93,550 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $152,384,232 and $267,024,174 respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2012. The Series did not borrow under the credit agreement during the year ended December 31, 2012.

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	Master S&P 500 Index Series

To the Investors of Master S&P 500 Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the “Series”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of Quantitative Master Series LLC as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	37

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

38	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	39

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

40	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 9, 2012 for shareholders of record on August 14, 2012 to seek approval of the Reorganization and to seek instructions from the Portfolio’s shareholders as to how the Portfolio should vote its shares of the Series with respect to the Master Reorganization.

	Votes For	Votes Withheld	Abstain
Approved the Reorganization as follows:	15,088,652	74,992	60,149
Instructed the Portfolio to approve the Master Reorganization as follows:	15,088,719	76,032	59,042

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Portfolio/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolio’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Portfolio/Series use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Portfolio/Series voted proxies relating to securities held in the portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	41

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2012	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#IE-12/12-AR

Item 2 –	Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Index Equity Portfolio of BlackRock Funds	$7,000	$7,000	$3,800	$0	$12,350	$12,350	$0	$0
Master S&P 500 Index Series of Quantitative Master Series LLC	$34,500	$34,500	$3,800	$13,300	$18,600	$18,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Index Equity Portfolio of BlackRock Funds	$16,150	$12,350
Master S&P 500 Index Series of Quantitative Master Series LLC	$22,400	$31,900

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of
Quantitative Master Series LLC

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of
Quantitative Master Series LLC

Date: February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of
Quantitative Master Series LLC

Date: February 28, 2013

5